Exhibit 99.906CERT
                                                              ------------------


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Asset Allocation Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 7, 2004
      -------------------



                                            By: /s/ Jean Bernhard Buttner
                                                    ---------------------
                                                    Jean Bernhard Buttner
                                                   Chairman and President
                                          Value Line Asset Allocation Fund, Inc.

                                                              Exhibit 99.906CERT
                                                              ------------------


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Asset Allocation Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 7, 2004
      -------------------


                                             By: /s/ David T. Henigson
                                                     -----------------
                                                     David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line Asset Allocation Fund, Inc.